Exhibit 4.1
COMMON STOCK

Number	Shares

IOMAI CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP _______________ SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT

IS THE OWNER OF
FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.01 PER SHARE OF IOMAI CORPORATION transferable on the books of the Company by the holder hereof, in person, or by duly authorized attorney upon surrender of this Certificate properly endorsed. The shares represented by this Certificate are subject to the provisions of the certificate of incorporation and by-laws of the Company as from time to time amended or restated. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile signatures of its duly authorized officers.

PRESIDENT AND CHIEF EXECUTIVE OFFICER	SECRETARY

Countersigned and Registered:

AMERICAN STOCK TRANSFER & TRUST COMPANY
By:	____________________________
Transfer Agent and Registrar
Authorized Officer

IOMAI CORPORATION
THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT – ____________ Custodian____________

TEN ENT	–	as tenants by the entireties	(Custodian) (Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common	Under Uniform Gifts to Minors Act
_________(State)
Additional abbreviations may also be used though not in the above list.
For value received,______________________________________________________hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_________________________________________________________________________________________________ ____________________shares
____________________________________________ _______________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated _______________________________________________________	X _______________________________________________________
X _______________________________________________________
Signature(s) Guaranteed:	NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND EXACTLY WITH THE NAME WRITTEN UPON THE FACE OF THE CERTIFICATE.
_____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION, AS DEFINED IN RULE 17AD-15 UNDER
THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE COMPANY MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.